SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CONVERSION SERVICES INTERNATIONAL, INC.
(Name of Registrant As Specified in its Charter)
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CONVERSION SERVICES INTERNATIONAL, INC.
100 Eagle Rock Avenue
East Hanover, New Jersey 07936

May 13, 2008

Dear Fellow Stockholder:

The 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Conversion Services International, Inc. (the “Company” or “CSI”) will be held at 10:00 a.m. on Friday, June 13, 2008 at 100 Eagle Rock Avenue, East Hanover, New Jersey 07936. Enclosed you will find a formal Notice of Annual Meeting, Proxy Card and Proxy Statement, detailing the matters which will be acted upon. Directors and Officers of the Company will be present to help host the meeting and to respond to any questions from our stockholders. I hope you will be able to attend.

Please sign, date and return the enclosed Proxy without delay in the enclosed envelope. If you attend the Annual Meeting, you may vote in person, even if you have previously mailed a Proxy, by withdrawing your Proxy and voting at the meeting. Any stockholder giving a Proxy may revoke the same at any time prior to the voting of such Proxy by giving written notice of revocation to the Secretary, by submitting a later dated Proxy or by attending the Annual Meeting and voting in person. The Company’s Annual Report on Form 10-K (including audited financial statements) for the fiscal year ended December 31, 2007 accompanies the Proxy Statement. All shares represented by Proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, (a) as to Proposal 1, the Proxy confers authority to vote “FOR” all of the five persons listed as candidates for a position on the Board of Directors, (b) as to Proposal 2, the Proxy confers authority to vote “FOR” the ratification of Friedman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008, (c) as to Proposal 3, the Proxy confers authority to vote "FOR" amending the Company's Certificate of Incorporation, as amended, to increase the amount of the Company's authorized common stock, par value $.001 per share (the "Common Stock"), from two hundred million (200,000,000) to three hundred million (300,000,000), and (d) as to any other business which comes before the Annual Meeting, the Proxy confers authority to vote in the Proxy holder’s discretion.

The Company’s Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

Thank you for your investment and continued interest in Conversion Services International, Inc.

Sincerely,

Scott Newman President and Chief Executive Officer

CONVERSION SERVICES INTERNATIONAL, INC.
100 Eagle Rock Avenue
East Hanover, New Jersey 07936

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD FRIDAY, JUNE 13, 2008

To our Stockholders:

Notice is hereby given that the 2008 Annual Meeting (the “Annual Meeting”) of Stockholders of Conversion Services International, Inc. (the “Company” or “CSI”), a Delaware corporation, will be held at our principal office at 100 Eagle Rock Avenue, East Hanover, New Jersey 07936, on Friday, June 13, 2008 at 10:00 a.m., for the following purposes:

1.	To elect five Directors to the Board of Directors to serve until the 2009 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.	To ratify the appointment by the Audit Committee of the Board of Directors of Friedman LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2008;

3.
To amend the Company's Certificate of Incorporation, as amended, to increase the amount of the Company's authorized common stock, par value $.001 per share (the "Common Stock"), from two hundred million (200,000,000) to three hundred million (300,000,000); and

4.	To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 28, 2008, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at the Company’s office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS’ RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

By Order of the Board of Directors

Scott Newman, Chairman
May 13, 2008

CONVERSION SERVICES INTERNATIONAL, INC.
100 Eagle Rock Avenue
East Hanover, New Jersey 07936

PROXY STATEMENT
2008 Annual MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the “Board of Directors” or “Board”) of Conversion Services International, Inc. of proxies to be voted at the 2008 Annual Meeting of Stockholders to be held at 10:00 a.m. on Friday, June 13, 2008 at our principal office at 100 Eagle Rock Avenue, East Hanover, New Jersey 07936 and at any adjournments thereof (the “Annual Meeting”). In this proxy statement, Conversion Services International, Inc. is referred to as “CSI”, “we”, “us”, “our” or “the Company” unless the context indicates otherwise. The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect five Directors to the Board of Directors to serve until the 2008 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified; (ii) to ratify the appointment by the Audit Committee of our Board of Directors of Friedman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008; (iii) to amend the Company's Certificate of Incorporation, as amended, to increase the amount of the Company's authorized common stock, par value $.001 per share (the "Common Stock"), from two hundred million (200,000,000) to three hundred million (300,000,000); and (iv) to consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company’s Board of Directors recommends that the stockholders vote in favor of each of the Director Nominees and each of the proposals. Only holders of record of Common Stock, of the Company at the close of business on April 28, 2008 (the “Record Date”) will be entitled to vote at the Annual Meeting.

The principal executive offices of the Company are located at 100 Eagle Rock Avenue, East Hanover, New Jersey 07936 and its telephone number is (973) 560-9400. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to stockholders is May 14, 2008. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 is enclosed with these materials, but should not be considered proxy solicitation material.

INFORMATION CONCERNING SOLICITATION AND VOTING

As of the Record Date, there were 114,857,189 outstanding shares of Common Stock, each share entitled to one vote on each matter to be voted on at the Annual Meeting. As of the Record Date, the Company believes it had approximately 1,748 beneficial holders of Common Stock. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained.

Each nominee to be elected as a director named in Proposal 1 must receive the vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote.

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting is required for approval of the ratification of the selection of Friedman LLP as independent auditors of the Company for the fiscal year 2008 described in Proposal 2. Abstentions will not be counted as votes entitled to be cast on this matter and will have no effect on the result of the vote.

The amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, as described in Proposal 3, requires the affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock entitled to vote.

“Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposals 1 and 2. The approval of Proposal 3 requires the affirmative vote of a majority of the outstanding shares of common stock of the Company eligible to vote.

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his or her attorney authorized in writing or, if the stockholder is a corporation, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

Proposals 1, 2 and 3 do not give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholder’s shares.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF EACH DIRECTOR NOMINEEE AND FOR A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

Corporate Governance

The Company’s Board of Directors has long believed that good corporate governance is important to ensure that the Company is managed for the long-term benefit of stockholders. During the past year, the Company’s Board of Directors has continued to review its governance practices in light of the Sarbanes-Oxley Act of 2002 and new Securities and Exchange Commission (the “SEC”) rules and regulations. This section describes key corporate governance guidelines and practices that the Company has adopted. Complete copies of the Audit Committee, Compensation and Stock Option Committee and Nominating and Corporate Governance Committee charters are posted on the Company’s website at www.csiwhq.com. Alternatively, you can request a copy of any of these documents by writing to the Company. The contents of our website should not be considered proxy solicitation material.

Code of Conduct and Ethics

Our Board of Directors has adopted a Code of Conduct and Ethics which is applicable to all our directors, officers, employees, agents and representatives, including our principal executive officer and principal financial officer, principal accounting officer or controller, or other persons performing similar functions. We have made available on our website copies of our Code of Conduct and Ethics and charters for the committees of our Board and other information that may be of interest to investors.

Board Meetings and Attendance of Directors

During fiscal year 2007, the Board of Directors held 8 meetings, 7 of which were attended by all of the Company's Directors during the period that such person was a member of the Board of Directors, and took action by unanimous written consent on 1 occasion. Directors are expected to attend all meetings. All of our Directors are expected to attend the Annual Meeting.

Special meetings are held from time to time to consider matters for which approval of the Board of Directors is desirable or required by law.

Director Independence

The Board has reviewed each of the directors’ relationships with the Company in conjunction with Section 121(A) of the listing standards of the American Stock Exchange (“AMEX”) and has affirmatively determined that three of our directors, Lawrence K. Reisman, Frederick Lester and Thomas Pear, are independent of management and free of any relationship that would interfere with their independent judgment as members of the Audit Committee, Compensation and Stock Option Committee, and Nominating and Corporate Governance Committee.

Committees of the Board of Directors

The Board of Directors has established three standing committees: (1) the Audit Committee, (2) the Compensation and Stock Option Committee and (3) the Nominating and Corporate Governance Committee. Each committee operates under a charter that has been approved by the Board. Copies of the Audit Committee, Compensation and Stock Option Committee and Nominating and Corporate Governance Committee’s’ charters are posted on the Company’s website. Messrs. Reisman, Lester and Pear are the members of each of such committees. Mr. Reisman is the chair of our Audit Committee, Mr. Pear is the chair of our Compensation and Stock Option Committee, and Mr. Lester is the chair of our Nomination and Corporate Governance Committee.

Audit Committee

The Audit Committee was formed in April 2005. The Audit Committee met 4 times in 2007. Mr. Lester was absent from one meeting, however, each member of the Audit Committee was present at the other meetings, and did not act by unanimous written consent during 2007. The Audit Committee is responsible for matters relating to financial reporting, internal controls, risk management and compliance. These responsibilities include appointing, overseeing, evaluating and approving the fees of our independent auditors, reviewing financial information which is included in our Annual Report on Form 10-K, discussions with management and the independent auditors regarding the results of the annual audit and our quarterly financial statements, reviewing with management our system of internal controls and financial reporting process and monitoring our compliance program and system.

The Audit Committee operates pursuant to a written charter, which sets forth the functions and responsibilities of this committee. A copy of the charter can be viewed on our website. All members of this committee are independent directors under the SEC rules. The Board of Directors has determined that Lawrence K. Reisman, the committee’s chairman, meets the SEC criteria of an “audit committee financial expert”, as defined in Item 407(d)(5) of Regulation S-K.

Audit Committee Report

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to the Company’s consolidated financial statements, the Company’s compliance with legal and regulatory requirements, the Company’s system of internal control over financial reporting and the qualifications, independence and performance of its independent auditors. The Audit Committee has the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditors.

Management is responsible for the Company’s financial reporting process, including the Company’s internal control over financial reporting, and for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles. Friedman LLP (“Friedman”), as the Company’s independent auditors, are responsible for auditing those financial statements and expressing its opinion as to the fairness of the financial statement presentation in accordance with generally accepted accounting principles. Our responsibility is to oversee and review these processes. We are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

In this context, we have met and held discussions with management for the fiscal year ended December 31, 2007. Management represented to us that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and we have reviewed and discussed with management and the Company’s external auditors, Friedman LLP, the Company’s consolidated financial statements for the fiscal year ended December 31, 2007 and the Company’s internal control over financial reporting. We also discussed with Friedman the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees). Friedman provided to us the written disclosures required by Independence Standards Board Standard No. 1, as amended (Independence Discussions with Audit Committees), and we discussed their independence with them. In determining Friedman’s independence, we considered whether their provision of non-audit services to the Company was compatible with maintaining independence. We received regular updates on Friedman’s fees and the scope of audit and non-audit services they provided. All such services were provided consistent with applicable rules and our pre-approval policies and procedures.

Based on our discussions with management and our external auditors, our review of the representations of management, and subject in all cases to the limitations on our role and responsibilities referred to above and set forth in the Audit Committee Charter, we recommended to the Board of Directors that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2007 be included in the Company’s Annual Report on Form 10-K. We also approved, subject to stockholder ratification, the selection of Friedman as the Company’s independent auditors for the fiscal year ending December 31, 2008.

Members of the Audit Committee

Lawrence K. Reisman (Chair)
Frederick Lester
Thomas Pear

Compensation and Stock Option Committee

The Compensation Committee and the Stock Option Committee met 2 times in 2007 and acted by written consent a combined total of 1 time during 2007. The Compensation and Stock Option Committee is responsible for matters relating to the development, attraction and retention of the Company’s management and for matters relating to the Company’s compensation and benefit programs. As part of its responsibilities, this committee evaluates the performance and determines the compensation of the Company’s Chief Executive Officer and approves the compensation of our senior officers, as well as to fix and determine awards to employees of stock options, restricted stock and other types of stock-based awards.

The Compensation and Stock Option Committee operates under a written charter that sets forth the functions and responsibilities of this committee. A copy of the charter can be viewed on our website. Pursuant to its charter, the Compensation and Stock Option Committee must be comprised of at least two (2) Directors who, in the opinion of the Board of Directors, must meet the definition of “independent director” within the rules and regulations of the SEC. The Board of Directors has determined that all members of this committee are independent directors under the SEC rules and AMEX listing standards.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for providing oversight on a broad range of issues regarding our corporate governance practices and policies and the composition and operation of the Board of Directors. These responsibilities include reviewing potential candidates for membership on the Board and recommending to the Board nominees for election as directors of the Company.

The Nominating and Corporate Governance Committee was formed in May 2005. During 2007, the Nominating and Corporate Governance Committee did not meet. A complete description of the Nominating and Corporate Governance Committee’s responsibilities is set forth in the Nominating and Corporate Governance written charter. A copy of the charter is available to stockholders on the Company’s website. All members of the Nominating and Corporate Governance Committee are “independent” as independence for nominating committee members is defined by the rules and regulations of the SEC and under the AMEX listing standards. The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders. To recommend a nominee please write to the Nominating and Corporate Governance Committee c/o the Company, Attn: Secretary. There are no minimum qualifications for consideration for nomination to be a director of the Company. The nominating committee will assess all director nominees using the same criteria. Nominations made by stockholders must be made by written notice received by the Secretary of the Company within 30 days of the date on which notice of a meeting for the election of directors is first given to stockholders. The Nominating and Corporate Governance Committee and the Board of Directors carefully consider nominees regardless of whether they are nominated by stockholders, the Nominating and Corporate Governance Committee or existing board-members. During 2007, the Company did not pay any fees to any third parties to assist in the identification of nominees. The Company did not receive any director nominee suggestions from stockholders for the Annual Meeting.

Compensation of Directors

Directors of the Company who are not employees of the Company or its subsidiaries are entitled to receive compensation for serving as directors in the amount of $10,000 per annum. During 2007, 50% of this annual fee was paid in cash and the other 50% was paid in Company common stock. This policy was changed for 2008 and the entire $10,000 annual compensation will be paid in Company common stock. The directors also receive $500 per Board meeting attended in person, $250 per Board meeting attended via teleconference, $250 per Committee meeting attended, and an annual stock option grant. Directors may be removed with or without cause by a vote of the majority of the stockholders then entitled to vote. Other than as described in “Executive Compensation” below, there were no other arrangements pursuant to which any director was compensated during fiscal 2007 for any services provided as a director.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation and Stock Option Committee is or has been an officer or employee of the Company. In addition, none of the members of the Compensation and Stock Option Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the SEC.

PROPOSAL 1
ELECTION OF DIRECTORS

At the Annual Meeting, five individuals will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified. The Company’s Board of Directors currently consists of five persons. All five of the individuals who are nominated for election to the Board of Directors are existing directors of the Company. Unless a stockholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted “FOR” the election of the persons named below, unless the proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of the election, unless the stockholder withholds authority from voting, the proxies will be voted “FOR” any nominee who shall be designated by the present Board of Directors to fill such vacancy.

The name and age of each of the five nominees, his position with the Company, his principal occupation, and the period during which such person has served as a director are set out below.

Biographical Summaries of Nominees for the Board of Directors

Name of Nominee Age	Age	Position with the Company	Principal Occupation	Director Since

Scott Newman	48	President, Chief Executive Officer and Chairman	President and Chief Executive Officer of the Company	2004

Glenn Peipert	47	Executive Vice President, Chief Operating Officer and Director	Executive Vice President and Chief Operating Officer of the Company	2004

Lawrence K. Reisman*	48	Director	CPA at the The Accounting Offices of L.K. Reisman	2004

Frederick Lester**	50	Director	Consulting Partner, NE Banking & Capital Markets, Teradata, a division of NCR	2006

Thomas Pear***	55	Director	Principal in Saw Mill Sports Management and management consultant	2006

* Chair of the Audit Committee, and member of the Compensation and Stock Option Committee and the Nominating and Corporate Governance Committee.

** Chair of the Nominating and Corporate Governance Committee, and member of the Audit Committee and the Compensation and Stock Option Committee.

*** Chair of the Compensation and Stock Option Committee, and member of the Audit Committee and the Nominating and Corporate Governance Committee.

SCOTT NEWMAN has been our President, Chief Executive Officer and Chairman since January 2004. Mr. Newman founded the former Conversion Services International, Inc. in 1990 (before its merger with and into LCS Group, Inc. in 2004). He has over twenty years of experience providing technology solutions to major companies internationally. Mr. Newman has direct experience in strategic planning, analysis, design, testing and implementation of complex big-data solutions. He possesses a wide range of software and hardware architecture/discipline experience, including, client/server, data discovery, distributed systems, data warehousing, mainframe, scaleable solutions and e-business. Mr. Newman has been the architect and lead designer of several commercial software products used by Chase, Citibank, Merrill Lynch and Jaguar Cars. Mr. Newman advises and reviews data warehousing and business intelligence strategy on behalf of our Global 2000 clients, including AT&T Capital, Jaguar Cars, Cytec and Chase. Mr. Newman is a member of the Young Presidents Organization, a leadership organization that promotes the exchange of ideas, pursuit of learning and sharing strategies to achieve personal and professional growth and success. Mr. Newman received his B.S. from Brooklyn College in 1980.

GLENN PEIPERT has been our Executive Vice President, Chief Operating Officer and Director since January 2004. Mr. Peipert held the same positions with the former Conversion Services International, Inc. since its inception in 1990. Mr. Peipert has over two decades of experience consulting to major organizations about leveraging technology to enable strategic change. He has advised clients representing a broad cross-section of rapid growth industries worldwide. Mr. Peipert has hands on experience with the leading data warehousing products. His skills include architecture design, development and project management. He routinely participates in architecture reviews and recommendations for our Global 2000 clients. Mr. Peipert has managed major technology initiatives at Chase, Tiffany, Morgan Stanley, Cytec and the United States Tennis Association. He speaks nationally on applying data warehousing technologies to enhance business effectiveness and has authored multiple white papers regarding business intelligence. Mr. Peipert is a member of the Institute of Management Consultants, as well as TEC International, a leadership organization whose mission is to increase the effectiveness and enhance the lives of chief executives and those they influence. Mr. Peipert received his B.S. from Brooklyn College in 1982.

LAWRENCE K. REISMAN has been a Director of our company since February 2004 and is Chairman of the Board’s Audit Committee, and a member of the Compensation and Stock Option Committee and the Nominating and Corporate Governance Committee. Mr. Reisman is a Certified Public Accountant who has been the principal of his own firm, The Accounting Offices of L.K. Reisman, since 1986. Prior to forming his company, Mr. Reisman was a tax manager at Coopers & Lybrand and Peat Marwick Mitchell. He routinely provides accounting services to small and medium-sized companies, which services include auditing, review and compilation of financial statements, corporate, partnership and individual taxation, designing accounting systems and management consulting services. Mr. Reisman received his B.S. and M.B.A. in Finance from St. John’s University in 1981 and 1985, respectively.

FREDERICK LESTER has been a Director of our company since August 2006 and is Chairman of the Board’s Nominating and Corporate Governance Committee, and a member of the Audit Committee and the Compensation and Stock Option Committee. Mr. Lester is the Regional Consulting Partner, NE Banking & Capital Markets, Teradata Corporation. From 2005-2006, Mr. Lester was the Consulting Director at Cognos Corporation, and from 1999-2005, he was the Managing Director at Competitive Advantage, Inc. Prior to this, Mr. Lester served as Consulting Director for KPMG and Managing Partner at Teradata. Mr. Lester’s undergraduate studies at Columbia University focused on nuclear physics and mathematics.

THOMAS PEAR has been a Director of our company since August 2006 and is Chairman of the Board’s Compensation and Stock Option Committee, and a member of the Audit Committee and the Nominating and Corporate Governance Committee.  Mr. Pear is a principal in Saw Mill Sports Management and a management consultant.    From 1993 to 2006, Mr. Pear served as chief financial officer of The Atlantic Club, and also served as its president from 2002 to 2006.  Prior to this, Mr. Pear served as vice president and general manager of DM Engineering, vice president and chief financial officer of Tennis Equities, and staff accountant at Malkin, Studley and Ramey CPA, PC.  Mr. Pear received his B.S. in Accounting from Nichols College in 1974.

Board members are elected annually by the stockholders and the officers are appointed annually by the Board of Directors.

Vote Required

Provided that a quorum of stockholders is present at the meeting in person, or is represented by proxy, and is entitled to vote thereon, Directors will be elected by a plurality of the votes cast at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR Messrs. Newman, Peipert, Reisman, Lester and Pear. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

PROPOSAL 2
RATIFICATION OF APPOINTMENT
OF INDEPENDENT AUDITORS

Also submitted for consideration and voting at the Annual Meeting is the ratification of the appointment by the Company’s Board of Directors, upon the recommendation of the Audit Committee, of Friedman LLP (“Friedman”) as independent auditors for the purpose of auditing and reporting upon the financial statements of the Company for the fiscal year ending December 31, 2008. The Board of Directors of the Company, upon the recommendation of the Audit Committee, has selected and approved Friedman as independent auditors to audit and report upon the Company’s financial statements. Notwithstanding its selection, the Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If the appointment is not ratified by our stockholders, the Audit Committee may reconsider whether it should appoint another independent registered public accounting firm. Friedman has no direct or indirect financial interest in the Company.

Representatives of Friedman are expected to be present at the Annual Meeting, and they will be afforded an opportunity to make a statement at the Annual Meeting if they desire to do so. It is also expected that such representatives will be available at the Annual Meeting to respond to appropriate questions by stockholders.

Vote Required

The affirmative vote of holders of a majority of the votes cast at the Annual Meeting is required for the ratification of the selection of Friedman as the Company’s independent auditors for the fiscal year ending December 31, 2008.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Friedman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008. Unless marked to the contrary, proxies received from stockholders will be voted in favor of the ratification of the selection of Friedman LLP as independent auditors for the Company for the fiscal year 2008.

Information about Fees Billed by Independent Auditors

The following table sets forth fees billed to us by our independent registered public accounting firms during the fiscal years ended December 31, 2007 and December 31, 2006 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements; (ii) services by our independent registered public accounting firms that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other fees for services rendered.

	FY 2007	FY 2006
Audit Fees	$144,003	$256,367
Audit Related Fees	$2,000	$2,500
Tax Fees	$39,563	$93,733
All Other Fees	$13,198	$18,030

All Other Fees

For the year ended December 31 2007, the Company incurred professional fees of $13,198 to its independent auditors with respect to other services. For the year ended December 31, 2006, the Company incurred professional fees of $18,030 to its independent auditors with respect to other services. For the years ended December 31, 2007 and 2006, there were no fees billed by the Company’s independent auditors for professional services rendered for information technology services relating to financial information systems design and implementation.

The Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by the independent auditors to the Company.

PROPOSAL 3

PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
TO EFFECT AN INCREASE IN AUTHORIZED COMMON STOCK

General

We are requesting stockholder approval to grant the Board of Directors the authority to effect an increase in the Company's authorized Common Stock from two hundred million (200,000,000) to three hundred million (300,000,000) (the "Increase in Authorized"), for the following reasons:

the Company is authorized to issue 200,000,000 shares of common stock of which 114,857,189 shares are currently outstanding and approximately 80,545,504 shares are reserved for issuance under outstanding notes, warrants and options. Therefore, we currently have only approximately 4,597,308 authorized shares available to be issued or reserved for issuance upon the granting of new options or upon the issuance of new warrants or other securities convertible into shares of common stock.

The Board of Directors has unanimously adopted an amendment to the Certificate of Incorporation to effect the increase in authorized shares of common stock and declared that it is advisable for the stockholders to approve such amendment.

Principal Effects Of The Increase in Authorized Shares

The increase in authorized shares of common stock was determined by the Company's Board of Directors, in its sole discretion.

The Company's stockholders will not realize any dilution in their voting rights as a result of the increase in authorized shares of common stock but will experience dilution in their ownership percentage to the extent that additional shares would be issued.

Issuance of significant numbers of additional shares of the Company's Common Stock in the future (i) will dilute stockholders' percentage ownership and (ii) if such shares are issued at prices below the then current book value per share, the current stockholders could suffer dilution of their book value per share.

When the Board of Directors decides to implement the increase in Authorized shares, the Company will amend Article Fourth Section A of the Company's certificate of incorporation, relating to the Company's authorized capital, in its entirety to state as follows:

FOURTH:

A. AUTHORIZED

The aggregate number of shares of all classes of capital stock with the Corporation shall have authority to issue shall be three hundred twenty million (320,000,000) shares, consisting of:

(1) twenty million (20,000,000) shares of preferred stock, par value $.001 per share ("Preferred Stock"); and

(2) three hundred million (300,000,000) shares of common stock, par value $.001 per share ("Common Stock").

Based on stock information as of the Record Date after completion of the increase in authorized shares, the Company will have approximately 114,857,189 shares of issued and outstanding common stock out of 300,000,000 shares of authorized Common Stock.

The shares of authorized, but unissued Common Stock will be available from time to time for corporate purposes including raising additional capital, acquisitions of companies or assets, for strategic transactions, and sales of Common Stock or securities convertible into Common Stock. The Company does not have any present intention, plan, arrangement or agreement, written or oral, to issue any such additional shares of Common Stock for any purpose, except for the issuance of shares of Common Stock upon the exercise of outstanding convertible securities, options or warrants to purchase Common Stock. Although the Company does not have any present intention to issue any such additional shares of Common Stock, except as noted above, the Company may in the future raise funds through the issuance of Common Stock when conditions are favorable, even if the Company does not have an immediate need for additional capital at such time.

The Company believes that the availability of the additional shares will provide the Company with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. If the Company issues additional shares, the ownership interests of holders of the Company's Common Stock may be diluted.

The following chart illustrates the impact of the increase in authorized shares on the amount of Company Common Stock outstanding, reserved for issuance and available for issuance

No. of Shares Common Stock	Current	After giving effect to Proposal 3
outstanding	114,857,189	114,857,189
reserved for issuance	80,545,504	80,545,504
available for issuance	4,597,308	104,597,308

The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share, and on stockholders' equity and voting rights. The issuance of additional shares, or the perception that additional shares may be issued, may also adversely affect the market price of the Common Stock. Holders of Common Stock have no preemptive rights.

Shares of authorized and unissued Common Stock could be issued in one or more transactions that could make more difficult, and therefore less likely, that any takeover of the Company could occur. Issuance of additional Common Stock could have a deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so doing, authorize the issuance of shares of Common Stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to the Company's Certificate of Incorporation or Bylaws would not receive the required stockholder approval. Accordingly, the power to issue additional shares of Common Stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board.

Provisions in our certificate of incorporation, our amended and restated bylaws and applicable provisions of the Delaware General Corporation Law may make it more difficult and expensive for a third party to acquire control of us even if a change of control would be beneficial to the interests of our stockholders. Such provisions could discourage potential takeover attempts and could adversely affect the market price of our common stock. Specifically, the Company is authorized to issue blank check preferred stock to thwart a takeover attempt and currently neither our certificate of incorporation nor our amended and restated bylaws allows cumulative voting in the election of directors, which would otherwise allow holders of less than a majority of stock to elect some directors.

In addition, Section 203 of the Delaware General Corporation Law may discourage, delay or prevent a change in control by prohibiting us from engaging in a business combination with an interested stockholder for a period of three years after the person becomes an interested stockholder. The Company also has in place employment agreements with Scott Newman and Glenn Peipert, which provide for the payment to each of them in the event of a change of control. See "Employment Agreements" below.

Procedure For Effecting The Increase in Authorized

The Company will file the certificate of amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for the increase in authorized shares. The form of certificate of amendment to the Certificate of Incorporation is attached as Exhibit A to this Proxy Statement.

Vote Required

The approval of the Increase in Authorized requires the affirmative vote of a majority of the shares of voting stock present in person or represented by proxy at the Meeting.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 3 TO APPROVE THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK.

EXECUTIVE COMPENSATION.

The following table summarizes compensation information for the last two fiscal years for (i) Mr. Scott Newman, our Principal Executive Officer and (ii) the two most highly compensated executive officers other than the Principal Executive Officer, who were serving as executive officers at the end of the fiscal year and who we refer to collectively, the Named Executive Officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards(s)	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation		Total
		($)	($)	($)	($)	($)		($)		($)

Scott Newman	2007	440,489	—	—	—	—	—	36,627	(1)	477,116
President, Chief Executive	2006	479,167	—	—	—	—	—	45,401	(1)	524,568
Officer and Chairman

Glenn Peipert	2007	338,983	—	—	—	—	—	30,195	(1)	369,178
Executive Vice President, Chief	2006	359,375	—	—	—	—	—	38,300	(1)	397,675
Operating Officer and Director

Bryan Carey Senior Vice	2007	313,476	—	—	62,500	—	—	16,612	(1)	392,588
President, Managing Director DeLeeuw Associates	2006	241,671	—	—	33,000	—	—	*	(2)	274,671

(1)	Amounts shown reflect payments related to medical, dental and life insurance, car payments and 401(k) contributions by the Company.

(2)	The annual amount of perquisites and other personal benefits, if any, did not exceed $10,000 for each named executive officer and has therefore been omitted, unless otherwise stated above.

The following table shows outstanding equity awards at December 31, 2007:

Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That have not Vested ($)
(a)	(b)	I	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Scott Newman	—	—	—	—	—	—	—	—	—
Glenn Peipert	166,666	83,334	—	0.83	11/16/2010	—	—	—	—
Bryan Carey	33,333	—	—	3.00	5/28/2014	—	—	—	—
	83,333	41,667	—	0.83	11/16/2015	—	—	—	—
	50,000	100,000	—	0.25	10/10/2016	—	—	—	—
	—	250,000	—	0.30	5/10/2017	—	—	—	—

The following table shows the details of compensation paid to outside directors of the Company during 2007:

Director Compensation for 2007

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Frederick Lester	12,000	5,000	—	—	—	—	17,000
Thomas Pear	13,250	5,000	—	—	—	—	18,250
Lawrence K. Reisman	12,750	5,000	—	—	—	—	17,750

Narrative Disclosure to Summary Compensation

Scott Newman, our President and Chief Executive Officer, agreed to a five-year employment agreement dated as of March 26, 2004. The agreement provides for an annual salary to Mr. Newman of $500,000 and an annual bonus to be awarded by the Committee. The agreement also provides for health, life and disability insurance, as well as a monthly car allowance. Effective August 6, 2007, the Company and Scott Newman executed an amendment to Mr. Newman’s employment agreement which reduces Mr. Newman’s annual salary to $375,000 per year. All other provisions in the employment remain in full force and effect.

Glenn Peipert, Executive Vice President and Chief Operating Officer, agreed to a five-year employment agreement dated as of March 26, 2004. The agreement provides for an annual salary to Mr. Peipert of $375,000 and an annual bonus to be awarded by the Committee. The agreement also provides for health, life and disability insurance, as well as a monthly car allowance. Effective August 6, 2007, the Company and Glenn Peipert executed an amendment to Mr. Peipert’s employment agreement which reduces Mr. Peipert’s annual salary to $315,000 per year. All other provisions in the employment remain in full force and effect.

Severance Arrangements

The following named executive officers have arrangements that provide for payment of severance payments:

*	In the event that Scott Newman’s employment is terminated other than with good cause, Mr. Newman will receive a lump sum payment of 2.99 times his base salary.

*	In the event that Glenn Peipert’s employment is terminated other than with good cause, Mr. Peipert will receive a lump sum payment of 2.99 times his base salary.

Change-in-Control Arrangements

Messrs. Newman and Peipert would be entitled to the above severance arrangements on a change of control. Further, our 2003 Incentive Plan provides that upon a change in control, all unvested stock options shall immediately become vested (unless the Committee determines otherwise).

At present, the named executive officers hold the following unvested stock options that would become vested upon a change in control.

Name	Number of Shares Underlying Vested Options (#)	Number of Shares Underlying Unvested Options (#)
Scott Newman	—	—
Glenn Peipert	166,666	83,334
Bryan Carey	166,666	391,667

Stock Ownership Requirement for Management

The Company does not have a formal policy requiring stock ownership by management. One of the key objectives of the 2003 Incentive Plan is to promote ownership of the Company’s stock by management.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock, our only class of outstanding voting securities as of May 12, 2008, based on 114,831,697 aggregate shares of common stock outstanding as of such date, by: (i) each person who is known by us to own beneficially more than 5% of our outstanding common stock with the address of each such person, (ii) each of our present directors and officers, and (iii) all officers and directors as a group:

Name and Address of Beneficial Owner (1)(2)	Amount of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock Beneficially Owned
Scott Newman(3)	19,655,413	16.9%
Glenn Peipert(4)	10,367,060	8.9%
William Hendry(5)	100,000	*
William McKnight(6)	829,091	*
Bryan Carey (7)	166,666	*
Lawrence K. Reisman(8)	75,844	*
Frederick Lester(9)	32,511	*
Thomas Pear(10)	32,711	*
Matthew J. Szulik	29,332,644	25.2%
Laurus Master Fund, Ltd.	6,247,869	5.4%
All directors and officers as a group (8 persons)	31,259,296	26.9%
 *  Represents less than 1% of the issued and outstanding Common Stock.

(1) Each stockholder, director and executive officer has sole voting power and sole dispositive power with respect to all shares beneficially owned by him, unless otherwise indicated.

(2) All addresses are c/o Conversion Services International, Inc., 100 Eagle Rock Avenue, East Hanover, New Jersey 07936.

(3) Mr. Newman is the Company’s President, Chief Executive Officer and Chairman of the Board.

(4) Mr. Glenn Peipert is the Company’s Executive Vice President, Chief Operating Officer and Director. Consists of an option to purchase 166,666 shares of Common Stock granted on November 16, 2005, and expiring on November 16, 2010, at an exercise price of $0.83 per share, and does not include an option to purchase 83,334 shares of Common Stock which vest on November 16, 2008.

(5) Mr. William Hendry is the Company’s Vice President, Chief Financial Officer, Secretary and Treasurer. Includes an option to purchase 30,000 shares of Common Stock granted on May 28, 2004, and expiring on May 28, 2014, at an exercise price of $3.00 per share. Includes an option to purchase 20,000 shares of Common Stock granted on November 16, 2005, and expiring on November 16, 2015, at an exercise price of $0.83 per share, and does not include an option to purchase 10,000 shares of Common Stock which vest on May 16, 2008. Consists of an option to purchase 50,000 shares of Common Stock granted on October 10, 2006, and expiring on October 10, 2016, at an exercise price of $0.25 per share, and does not include an option to purchase 100,000 shares of Common Stock which vests as follows: (i) 50,000 on October 10, 2008 and (ii) 50,000 on October 10, 2009.

(6) Mr. McKnight is the Company’s Senior Vice President - Information Management.

(7) Mr. Carey is the Company’s Senior Vice President and Managing Director, DeLeeuw Associates, Inc. Consists of an option to purchase 33,333 shares of Common Stock granted on May 28, 2004, and expiring on May 28, 2014, at an exercise price of $3.00 per share. Consists of an option to purchase 83,333 shares of Common Stock granted on November 16, 2005, and expiring on November 16, 2015, at an exercise price of $0.83 per share, and does not include an option to purchase 41,667 shares of Common Stock which vest on May 16, 2008. Consists of an option to purchase 50,000 shares of Common Stock granted on October 10, 2006, and expiring on October 10, 2016, at an exercise price of $0.25 per share and does not include an option to purchase 100,000 shares of Common Stock which vests as follows: (i) 50,000 on October 10, 2008 and (ii) 50,000 on October 10, 2009. Does not include an option to purchase 250,000 shares of Common Stock granted on May 10, 2007, and expiring on May 10, 2017, at an exercise price of $0.30 per share which vest as follows: (i) 83,333 on May 10, 2008, (ii) 83,333 on May 10, 2009 and (iii) 83,334 on May 10, 2010.

(8) Mr. Reisman is a Director. Consists of an option to purchase 30,000 shares of Common Stock granted on May 28, 2004, and expiring on May 28, 2014, at an exercise price of $3.00 per share. Consists of an option to purchase 13,333 shares of Common Stock granted on November 16, 2005, and expiring on November 16, 2015, at an exercise price of $0.83 per share, and does not include an option to purchase 6,667 shares of Common Stock which vest on November 16, 2008. Consists of an option to purchase 8,333 shares of Common Stock granted on October 10, 2006, and expiring on October 10, 2016, at an exercise price of $0.25 per share and does not include an option to purchase 16,667 shares of Common Stock which vest as follows: (i) 8,333 on October 10, 2008, (ii) 8,334 on October 10, 2009. Includes 24,178 shares granted in October 2007 as a portion of the annual director compensation.

(9) Mr. Lester is a Director. Consists of an option to purchase 8,333 shares of Common Stock granted on October 10, 2006, and expiring on October 10, 2016, at an exercise price of $0.25 and does not include an option to purchase 16,667 shares of Common Stock which vests as follows: (i) 8,333 on October 10, 2008 and (ii) 8,334 on October 10, 2009. Includes 24,178 shares granted in October 2007 as a portion of the annual director compensation.

(10) Mr. Pear is a Director. Consists of an option to purchase 8,333 shares of Common Stock granted on October 10, 2006, and expiring on October 10, 2016, at an exercise price of $0.25 and does not include an option to purchase 16,667 shares of Common Stock which vests as follows: (i) 8,333 on October 10, 2008 and (ii) 8,334 on October 10, 2009. Includes 24,178 shares granted in October 2007 as a portion of the annual director compensation.

GENERAL

The Management of the Company does not know of any matters, other than those stated in this Proxy Statement, that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, proxies will be voted on those other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

The Company will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Common Stock of the Company held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or facsimile transmission. The Company does not expect to pay any compensation for the solicitation of proxies.

A copy of the Company’s Form 10-K for the fiscal year ended December 31, 2007, as filed with the SEC, accompanies this Proxy Statement. Upon written request, the Company will provide each stockholder being solicited by this Proxy Statement with a free copy of any exhibits and schedules thereto. All such requests should be directed to Conversion Services International, Inc., 100 Eagle Rock Avenue, East Hanover, New Jersey 07936, Attn: William Hendry, Chief Financial Officer.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy in regard to items to be voted upon, stockholders may (i) vote in favor of, or FOR, the item, (ii) vote AGAINST the item or, (iii) ABSTAIN from voting on one or more items. Stockholders should specify their choices on the enclosed proxy. Proxies may be revoked by stockholders at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company or by voting in person at the Annual Meeting. If the enclosed proxy is properly signed, dated and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of all Directors, FOR the ratification of the appointment of Friedman LLP as the Company’s independent auditors for the fiscal year ending December 31, 2008, and FOR amending the Company's Certificate of Incorporation, as amended, to increase the amount of the Company's authorized common stock, par value $.001 per share (the "Common Stock"), from two hundred million (200,000,000) to three hundred million (300,000,000).

Stockholder Proposals For the 2009 Annual Meeting and General Communications

Any stockholder proposals intended to be presented at the Company’s 2008 Annual Meeting of Stockholders must be received by the Company at its office in East Hanover, New Jersey on or before March 1, 2009 in order to be considered for inclusion in the Company’s proxy statement and proxy relating to such meeting. The Company has received no stockholder nominations or proposals for the 2008 Annual Meeting.

Stockholders may communicate their comments or concerns about any other matter to the Board of Directors by mailing a letter to the attention of the Board of Directors c/o William B. Hendry, Corporate Secretary, at the Company’s headquarters at 100 Eagle Rock Avenue, East Hanover, New Jersey 07936.

Revocability of Proxy

Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors’ recommendations. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by providing written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Company at the address above. Any stockholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

Method of Counting Votes

Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker’s discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the “non-vote”) on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, both the election of directors and the ratification of the appointment of auditors are routine matters on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors or the ratification of independent auditors. As to Item 1, the Proxy confers authority to vote for all of the five persons listed as candidates for a position on the Board of Directors even though the block in Item 1 is not marked unless the names of one or more candidates are lined out. The Proxy will be voted “For” Items 2 and 3 unless “Against” or “Abstain” is indicated. If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of the Board of Directors.

By Order of the Board of Directors

Scott Newman President and Chief Executive Officer
May 14, 2008

CONVERSION SERVICES INTERNATIONAL INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Scott Newman and Glenn Peipert with the power of substitution and resubstitution to vote any and all shares of capital stock of Conversion Services International, Inc. (the “Company”) which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on Friday, June 13, 2008, at 10:00 A.M. local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):

1.	ELECTION OF DIRECTORS

VOTE

☐	FOR ALL nominees listed below EXCEPT as marked to the contrary below

☐	WITHHOLD AUTHORITY to vote for ALL nominees listed below
(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee’s name below.)

Scott Newman, Glenn Peipert, Lawrence K. Reisman, Frederick Lester and Thomas Pear..

2.	RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS
INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 2008.

☐	FOR the ratification of the appointment of Friedman LLP

☐	WITHHOLD AUTHORITY

☐	ABSTAIN

3.	AMENDING THE COMPANY'S CERTIFICATE OF INCORPORATION TO
INCREASE THE AMOUNT OF THE COMPANY'S AUTHORIZED COMMON STOCK FROM TWO HUNDRED MILLION (200,000,000) TO THREE HUNDRED MILLION (300,000,000)

☐	FOR the increase in authorized shares of common stock

☐	WITHHOLD AUTHORITY

☐	ABSTAIN

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE FIVE NOMINEES NAMED IN ITEM 1, THE RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR 2008 IN ITEM 2 AND THE AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE AMOUNT OF AUTHORIZED SHARES OF COMMON STOCK IN ITEM 3.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign date and return this Proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CONVERSION SERVICES INTERNATIONAL INC.

Dated:___________________________________

_________________________________________

Signature

_________________________________________

Signature if jointly owned:

_________________________________________

Print name:

Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY
IN THE ENCLOSED ENVELOPE